SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
February 28, 2002

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of February 1, 2002, providing for the issuance of Mortgage Pass-Through Certificates, Series 2002-3)

         Structured Asset Securities Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction Of Incorporation)	333-82146 (Commission File Number)	74-2440850 (I.R.S. Employer Identification No.)
101 Hudson Street, 33rd Floor Jersey City, New Jersey (Address of Principal Executive Offices)		07302 (Zip Code)

Registrant's telephone number, including area code: (201) 524-2437
No Change (Former Name or Former Address, if Changed Since Last Report)

        Item 5.  Other Events

        The Registrant registered issuances of Mortgage Pass-Through Certificates, on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-82146) (the "Registration Statement"). Pursuant to the Registration Statement, the Registrant issued $469,083,980 in aggregate principal amount of Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-A6, Class 1-A8, Class 1-A9, Class 2-A1, Class 2-A2, Class 2-AP, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 4-A3, Class CAX, Class CAP, Class A4, Class A7, Class IAX, Class PAX, Class AP, Class AX, Class B1, Class B2, Class B3 and Class R, Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2002-3 on February 28, 2002. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated February 25, 2002, as supplemented by the Prospectus Supplement dated February 26, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

        The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of February 1, 2002, among Structured Asset Securities Corporation, as depositor, Bank One, National Association, as trustee, Aurora Loan Services Inc. as master servicer, and Wells Fargo Bank Minnesota, National Association, as securities administrator. The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-A3, Class 1-A5, Class 1-A6, Class 1-A8, Class 1-A9, Class 2-A1, Class 2-A2, Class 2-AP, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class 4-A3, Class CAX, Class CAP, Class A4, Class A7, Class IAX, Class PAX, Class AP, Class AX, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6 and Class R. The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of four pools of certain fixed rate, conventional, fully amortizing, first lien, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $473,827,700 as of February 1, 2002, together with certain other assets. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

        Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)    Not applicable.

(b)    Not applicable.

(c)    Exhibits.

1.1	Terms Agreement, dated February 26, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.
4.1

Trust Agreement, dated as of February 1, 2002, among Structured Asset Securities Corporation, as Depositor, Bank One, National Association, as Trustee, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, National Association, as Securities Administrator.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.
99.3

Servicing Agreement, dated as of February 1, 2002, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller and Lehman Brothers Bank, FSB, as a Seller.

99.4	Reconstituted Servicing Agreement, dated February 1, 2002, between Lehman Brothers Bank, FSB and Cendant Mortgage Corporation, as Servicer.
99.5	Reconstituted Servicing Agreement, dated February 1, 2002, between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B., as Servicer.
99.6	Certificate of Guaranty Insurance Policy Number 37534 for $35,000,000 Class A4 Certificates.
99.7

Insurance Agreement dated as of February 1, 2002 among MBIA Insurance Corporation, as insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, Lehman Brothers Bank, FSB, as a Seller, Structured Asset Securities Corporation, as Depositor, and Bank One, National Association, as Trustee.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES CORPORATION By: /s/ Ellen V. Kiernan Name: Ellen V. Kiernan Title: Vice President

Dated:  February 28, 2002

EXHIBIT INDEX
Exhibit No.	Description	Page No.
1.1	Terms Agreement, dated February 26, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.
4.1

Trust Agreement, dated as of February 1, 2002, among Structured Asset Securities Corporation, as Depositor, Bank One, National Association, as Trustee, Aurora Loan Services Inc., as Master Servicer and Wells Fargo Bank Minnesota, National Association, as Securities Administrator.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman Capital, A Division of Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2	Mortgage Loan Sale and Assignment Agreement, dated as of February 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.
99.3

Servicing Agreement, dated as of February 1, 2002, among Aurora Loan Services Inc., as Master Servicer and Servicer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller and Lehman Brothers Bank, FSB, as a Seller.

99.4	Reconstituted Servicing Agreement, dated February 1, 2002, between Lehman Brothers Bank, FSB and Cendant Mortgage Corporation, as Servicer.
99.5	Reconstituted Servicing Agreement, dated February 1, 2002, between Lehman Brothers Bank, FSB and IndyMac Bank, F.S.B., as Servicer.
99.6	Certificate of Guaranty Insurance Policy Number 37534 for $35,000,000 Class A4 Certificates.
99.7

Insurance Agreement dated as of February 1, 2002 among MBIA Insurance Corporation, as insurer, Lehman Capital, A Division of Lehman Brothers Holdings Inc., as a Seller, Lehman Brothers Bank, FSB, as a Seller, Structured Asset Securities Corporation, as Depositor, and Bank One, National Association, as Trustee.